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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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NETLIST, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NETLIST, INC.

TO OUR STOCKHOLDERS:

        You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Netlist, Inc., a Delaware corporation (the "Company," "Netlist," "we" or "our"), on Wednesday, June 2, 2010 at 10:00 a.m., Pacific Time, at our principal executive offices at 51 Discovery, Suite 150, Irvine, California 92618, for the following purposes, which are further described in the accompanying proxy statement:

  (1)
  to elect five directors to our Board of Directors to serve for a term of one year or until their successors are duly elected and qualified;

  (2)
  to approve an amendment to the Netlist, Inc., 2006 Equity Incentive Plan ("2006 Plan") to provide that the number of shares of common stock that may be issued under the 2006 Plan shall be increased annually by a number of shares equal to the lesser of 5.0% of the issued and outstanding shares as of January 1 of each year or 1,200,000 shares;

  (3)
  to ratify the appointment of KMJ Corbin & Company LLP as the Company's independent registered public accounting firm for the fiscal year ending January 1, 2011; and

  (4)
  to transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Your vote is important. We encourage you to sign and return your proxy before the meeting so that your shares will be represented and voted at the meeting even if you cannot attend in person.

        We look forward to seeing you at the 2010 Annual Meeting of Stockholders.

Sincerely,

Gail Itow Vice President, Chief Financial Officer and Secretary

April 30, 2010

NETLIST, INC.
51 Discovery
Suite 150
Irvine, California 92618
(949) 435-0025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
and
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

To the holders of common stock of Netlist, Inc.:

        The 2010 Annual Meeting of Stockholders of Netlist, Inc. (the "Company," "Netlist," "we" or "our") will be held on Wednesday, June 2, 2010 at 10:00 a.m, Pacific Time, at our principal executive offices at 51 Discovery, Suite 150, Irvine, California 92618, for the following purposes, which are further described in the accompanying proxy statement:

  (1)
  to elect five directors to our Board of Directors to serve for a term of one year or until their successors are duly elected and qualified;

  (2)
  to approve an amendment to the Netlist, Inc., 2006 Equity Incentive Plan ("2006 Plan") to provide that the number of shares of common stock that may be issued under the 2006 Plan shall be increased annually by a number of shares equal to the lesser of 5.0% of the issued and outstanding shares as of January 1 of each year or 1,200,000 shares;

  (3)
  to ratify the appointment of KMJ Corbin & Company LLP as the Company's independent registered public accounting firm for the fiscal year ending January 1, 2011; and

  (4)
  to transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Only stockholders of record at the close of business on April 9, 2010 are entitled to receive notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote will be available for examination at the meeting by any stockholder for any purpose germane to the meeting. The list will also be available for the same purpose for ten days prior to the meeting at our principal executive offices at 51 Discovery, Suite 150, Irvine, California 92618.

        To obtain directions to attend the Annual Meeting and vote in person, please call Investors Relations at (949) 474-4300. We have enclosed our 2009 annual report, including financial statements, and the proxy statement with this notice of annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on June 2, 2010

        The proxy statement and 2009 annual report are available to stockholders at http://proxy.netlist.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

By order of the Board of Directors,

Gail Itow Vice President, Chief Financial Officer and Secretary

Irvine, California
April 30, 2010

NETLIST, INC.

PROXY STATEMENT

GENERAL INFORMATION

        We are sending you this proxy statement in connection with the solicitation of proxies by our Board of Directors for use at the 2010 Annual Meeting of Stockholders of Netlist, Inc, a Delaware corporation (the "Company," "Netlist," "we" or "our"), which we will hold on Wednesday, June 2, 2010 at 10:00 a.m, Pacific Time, at our principal executive offices at 51 Discovery, Suite 150, Irvine, California 92618. The record date for the Annual Meeting is April 9, 2010. All holders of record of our common stock on the record date are entitled to notice of and to vote at the Annual Meeting and any meetings held upon any adjournment or postponement thereof. This proxy statement is being initially distributed to our stockholders on or about May 4, 2010.

        Whether or not you plan to attend the Annual Meeting in person, please date, sign and return the enclosed proxy card as promptly as possible, in the postage prepaid envelope provided, to ensure that your shares will be voted at the Annual Meeting. You may revoke your proxy at any time prior to its use by filing with our Secretary an instrument revoking it or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

        Unless you instruct otherwise in the proxy, any proxy that is not revoked will be voted at the Annual Meeting:

  •
  for each nominee to our Board of Directors;

  •
  to approve an amendment to the Netlist, Inc., 2006 Equity Incentive Plan ("2006 Plan") to provide that the number of shares of our common stock that may be issued under the 2006 Plan shall be increased annually by a number of shares equal to the lesser of 5.0% of the issued and outstanding shares of our common stock as of January 1 of each year or 1,200,000 shares;

  •
  to ratify the appointment of KMJ Corbin & Company LLP as the Company's independent registered public accounting firm for the fiscal year ending January 1, 2011; and

  •
  as recommended by our Board of Directors, in its discretion, with regard to all other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting Information

        At the Annual Meeting, votes will be counted by written ballot. The presence, in person or by a proxy relating to any matter to be acted upon at the Annual Meeting, of the holders of a majority of the outstanding shares of common stock will constitute a quorum for purposes of the Annual Meeting. For purposes of the quorum requirement and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain are considered stockholders who are present and entitled to vote and they count toward the quorum. Broker non-votes (which occur when a broker or other nominee holding shares for a beneficial owner reports those shares as present but does not vote on a proposal) also count toward the establishment of a quorum. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions are considered votes cast and thus have the same effect as votes against the matter.

        Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used in the discussion below, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority.

        Election of Directors.    Directors are elected by a plurality of the votes cast. That is, the Director nominees receiving the greatest number of votes will be elected.

        As you may know, the New York Stock Exchange recently eliminated broker discretionary voting for the election of directors. These rules apply to us notwithstanding the fact that the shares of our common stock are traded on The NASDAQ Global Market. Therefore, unlike in prior years, your broker is not able to vote on your behalf in any director election without voting instructions from you. As such, we encourage you to sign and return your proxy and vote your shares in the election of directors before the meeting so that your shares will be represented and voted at the meeting even if you cannot attend in person.

        Approval of Amendment to the Netlist, Inc. 2006 Equity Incentive Plan.    The affirmative vote of a majority of the shares of common stock present or represented at the Annual Meeting and entitled to vote is required to approve the proposal to amend the 2006 Plan. Uninstructed shares are not entitled to vote on this matter. Abstentions will have the effect of negative votes.

        Ratification of the Appointment of the Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the shares of common stock present or represented at the Annual Meeting and entitled to vote is required to approve the proposal to ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm. Uninstructed shares are entitled to vote on this matter. Abstentions will have the effect of negative votes.

        If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is postponed or adjourned, a stockholder's proxy may remain valid and may be voted at the postponed or adjourned meeting. A stockholder still will be able to revoke the stockholder's proxy until it is voted. At the date this Proxy Statement went to press, the Board of Directors did not know of any matters other than those described in this Proxy Statement to be presented at the Annual Meeting.

        Proxies properly executed and received by the Company prior to the Annual Meeting and not revoked will be voted as directed therein on all matters presented at the Annual Meeting. In the absence of specific direction from a stockholder, proxies will be voted for the election of all named Director nominees, for the proposal to amend the 2006 Plan and for the proposal to ratify the appointment of the independent registered public accounting firm.

Proxy Solicitation Costs

        We will pay for the cost of preparing, assembling, printing and mailing these proxy materials to our stockholders, as well as the cost of soliciting proxies relating to the Annual Meeting. We may request banks and brokers to solicit their customers who beneficially own our common stock listed of record in names of nominees. We will reimburse these banks and brokers for their reasonable out-of-pocket expenses regarding these solicitations. Our officers, directors and employees may supplement the original solicitation by mail of proxies by telephone, facsimile, e-mail and personal solicitation. We will pay no additional compensation to our officers, directors and employees for these activities.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Board of Directors Structure.    Our Board of Directors currently consists of five members, three of whom have been determined to be independent under the rules and listing requirements of The NASDAQ Global Market, referred to herein as the Nasdaq rules. Please see the section titled "Director Independence" below for more information. Currently, Chun Ki Hong, Richard J. Char, Nam Ki Hong, Thomas F. Lagatta and Alan H. Portnoy serve as our directors.

        No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or director nominee of the Company. Except for Chun Ki Hong and Nam Ki Hong, who are brothers, none of the nominees has any family relationship with any other nominee or with any of our executive officers.

        Unless the proxy indicates otherwise, the persons named as proxies in the accompanying proxy have advised us that at the meeting they intend to vote the shares covered by the proxies for the election of the nominees named above. If one or more of the nominees are unable or not willing to serve, the persons named as proxies may vote for the election of the substitute nominees that our Board of Directors may propose. The accompanying proxy contains a discretionary grant of authority with respect to this matter. The persons named as proxies may not vote for a greater number of persons than the number of nominees named above.

        Nominees for Election at this Annual Meeting.    The Nominating and Corporate Governance Committee of our Board of Directors has recommended, and our Board of Directors has nominated, Chun Ki Hong, Richard J. Char, Nam Ki Hong, Thomas F. Lagatta and Alan H. Portnoy for election as our directors. All of these individuals are currently members of our Board of Directors. Each nominee has consented to being named in this proxy statement as a nominee and has agreed to serve as a director if elected.

        The biographies of each of the nominees for director below contains information regarding the person's service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company.

        Each nominee brings a strong and unique background and set of skills to the Board of Directors, giving the Board as a whole competence and experience in a wide variety of areas, including corporate governance and board service, executive management, law and regulation, experience in the memory systems market and experience with manufacturers.

 Director Nominees

Name	Age	Board Committees	Positions	Board Member Since
Chun Ki Hong	49		President, Chief Executive	2000
			Officer and Chairman of the Board
Richard J. Char	50	Audit (Chair) and Compensation	Director	2010
Nam Ki Hong	46		Director	2004
Thomas F. Lagatta	52	Audit, Compensation	Director	2006
		(Chair) and Nominating
		and Corporate Governance
Alan H. Portnoy	64	Audit and Nominating and	Director	2004
		Corporate Governance (Chair)

        Chun Ki Hong is one of the founders of Netlist and has been our president and chief executive officer and a director since our inception. Mr. C. K. Hong assumed the title of chairman of the Board of Directors in January 2004. From September 2000 to September 2001, Mr. C. K. Hong served as president and chief operating officer of Infinilink Corporation, a DSL equipment company. Mr. C. K. Hong assisted us on a part-time basis until his departure from Infinilink, at which time he assumed full-time responsibilities with us. From July 1998 until September 2000, Mr. Hong served as Executive Vice President of Viking Components, Inc., a memory subsystems manufacturing company. From November 1997 to June 1998, he was General Manager of Sales at LG Semicon Co., Ltd., a public semiconductor manufacturing company in South Korea. From April 1992 to October 1997, Mr. Hong served as Director of Sales at LG Semicon America, Incorporated, a subsidiary of LG. From December 1983 to March 1992, Mr. Hong held various management positions at LG Subsidiaries in South Korea. Mr. C. K. Hong received his B.S. in economics from Virginia Commonwealth University and his M.S. in technology management from Pepperdine University's Graduate School of Management. As one of our founders, Mr. C.K. Hong brings to the Board extensive knowledge of the organization and our market.

        Richard J. Char served as CEO of VIPGift LLC, a provider of corporate and consumer loyalty and incentive programs from October 2008 to March 2010. From June 2006 to July 2008, Mr. Char was the senior vice president of corporate development and general counsel at Blackhawk Network, Inc., a provider of prepaid merchant gift cards and network branded cards. From March 2003 to April 2005, Mr. Char served as the president and chief executive officer of IC Media, a developer of CMOS image sensors that was acquired in April 2005. Prior to joining IC Media, from March 1999 to January 2002, Mr. Char was managing director with the Technology Group of Credit Suisse First Boston. From 1997 to 1999, Mr. Char was co-head of technology investment banking at Cowen & Company, and from 1984 to 1997, he was a partner in the law firm of Wilson Sonsini Goodrich & Rosati. Mr. Char received his A.B. degree from Harvard College and his J.D. degree from Stanford Law School. Mr. Char brings to the Board of Directors executive leadership experience, as well as corporate finance and corporate development experience.

        Nam Ki Hong has served as chairman of the board of directors of Northpoint Investment Partners, Pte. Ltd., a private investment firm based in Singapore, since September 2003. From September 2000 to November 2002, he served as executive director of Morgan Stanley & Co. International Ltd., Seoul Branch. From June 1998 to August 2000, he served as a first vice president of Merrill Lynch International Inc., Seoul Branch. From September 1994 to May 1998, he served as a vice president and portfolio manager of J.P. Morgan Investment Management Inc., based in Singapore. Prior to joining J.P. Morgan, Mr. N. K. Hong was an equity research analyst of J. Henry Schroder Wagg & Co. Ltd., in

Seoul. Mr. N. K. Hong earned his B.S.E. in chemical engineering from Princeton University and M.B.A. from Columbia University. Mr. N.K. Hong is the brother of our current president, chief executive officer and chairman of the Board of Directors. Mr. N. K. Hong is a Chartered Financial Analyst. Mr. N.K. Hong has extensive international finance and investment experience and he has insight in building and maintaining value for shareholders.

        Thomas F. Lagatta has served as senior vice president of worldwide sales for Broadcom Corp. since June 2006. Prior to that, he served as the Enterprise Computing Group's senior vice president and general manager since 2003. He joined Broadcom in 2002. Prior to that, Mr. Lagatta served as vice president and general manager of Anadigics, Inc., a semiconductor manufacturer. Before Anadigics, Mr. Lagatta served as vice president of business development at Avnet, Inc. Prior to Avnet, Mr. Lagatta served in various senior management and technical positions for over 11 years at Symbios Logic, a storage systems company. Mr. Lagatta received his B.S.E.E. from Ohio State University and M.S.E.E. from the University of Southern California. Mr. Lagatta has leadership experience with manufacturing companies in sales management and building strategic relationships with large system OEMs.

        Alan H. Portnoy has served as a member of our Board of Directors since March 2004. Mr. Portnoy has served as president of Macronix America, Inc. since May 1996. From June 1995 to April 1996, he served as managing director for PNY Electronics, Inc., a memory module manufacturer. Mr. Portnoy was the chief operating officer of LG Semicon America from 1988 to 1994, a vice president for General Instruments Corporation from 1987 to 1988, a Senior Vice President for Silicon Systems from 1981 to 1987, and a vice president for Macrodata Corporation from 1975 to 1980. Mr. Portnoy began his career with Fairchild Semiconductor. Mr. Portnoy presently serves on the board of directors of MXB, Inc. Mr. Portnoy received his B.S. in electrical engineering from the Rensselaer Polytechnic Institute and his M.S. in Industrial Administration from Carnegie-Mellon University. Mr. Portnoy brings to the Board leadership experience, experience in the memory manufacturing industry and decades of operating experience.

        The Board of Directors recommends a vote FOR the election of each of the named nominees as directors.

Director Independence

        Our Board of Directors has determined that each of our directors, other than Chun Ki Hong and Nam Ki Hong, qualify as "independent" in accordance with the Nasdaq rules. Chun Ki Hong is not independent because he is an executive officer of our company and the Board believes that Nam Ki Hong is not independent because he is the brother of Chun Ki Hong. The definition of "independent" under the Nasdaq rules includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the Nasdaq rules, our Board of Directors has made an affirmative subjective determination as to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board of Directors reviewed and discussed information provided by the directors and us with regard to each director's business and personal activities as they may relate to our management.

Information Regarding our Board of Directors and its Committees

        Our Board of Directors met six times during fiscal year 2009. Each of our directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of the Board of Directors on which he served during fiscal year 2009. Our Board of Directors has established the following committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Audit Committee

        Messrs. Portnoy and Lagatta served on our Audit Committee during fiscal year 2009. Mr. Char joined the Audit Committee, and became its Chair, upon his appointment to the Board of Directors in January 2010. Our Board of Directors determined that Mr. Char qualifies as an "audit committee financial expert" in accordance with Securities and Exchange Commission (the "SEC") rules, and that each current member of our Audit Committee is "independent" under the Nasdaq rules. Due to the determination of a prior director to not seek reelection to the Board of Directors, from May 27, 2009 until Mr. Char's appointment to the Board, we did not have a director that qualified as an "audit committee financial expert". As part of the recruitment process involving Mr. Char, the Board sought a candidate that was able to qualify as an "audit committee financial expert". Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Char's experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Char any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors.

        Our Board of Directors has adopted a written charter for our Audit Committee. The charter is set forth on our website, located at http://www.netlist.com. Our Audit Committee (a) oversees the integrity of our consolidated financial statements, our financial reporting process, systems of accounting, internal controls and disclosure controls and procedures, and our financial reporting legal and regulatory compliance, (b) reviews and approves in advance any transactions by us with related parties, (c) appoints our independent registered public accounting firm, (d) monitors the independence and performance of our independent registered public accounting firm, (e) is responsible for setting the corporate tone for quality financial reporting and sound business risk practices and ethical behavior and, (f) provides an avenue of communication among the independent registered public accounting firm, management, and our Board of Directors. The Audit Committee must also pre-approve all audit and, subject to a "de minimus" exception, all other services performed by the independent registered public accounting firm. Our Audit Committee also has the responsibility to review with management and approve in advance any transactions or courses of dealing with related parties. Our Audit Committee met 4 times during fiscal year 2009 and met with our independent registered public accounting firm without management present on 4 occasions in fiscal year 2009.

Compensation Committee

        Messrs. Lagatta (Chair) and Portnoy served on our Compensation Committee during fiscal year 2009. Mr. Char replaced Mr. Portnoy on the Compensation Committee upon his appointment to the Board in January 2010. Each of the members of our Compensation Committee is independent in accordance with the Nasdaq rules. Each of the members of this committee is also currently a "non-employee director" as that term is defined under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" as that term is defined in Internal Revenue Service Regulations. Our Compensation Committee reviews the performance of our chief executive officer and other executives and makes decisions and specific recommendations regarding their compensation to the Board of Directors with the goal of ensuring that our compensation system for our executives, as well as our philosophy for compensation for all employees, is aligned with the long term interests of our stockholders and does not encourage our executives to take excessive or unnecessary risks that might threaten our long-term value. The Compensation Committee also oversees the development of executive succession plans. Pursuant to its charter, the Compensation Committee may select, retain and terminate such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate in its sole discretion and has the authority to approve the fees and retention terms relating to such consultants. The Compensation Committee met 5 times during fiscal year 2009. The charter of the Compensation Committee is set forth on our website, located at http://www.netlist.com.

Nominating and Corporate Governance Committee

        Messrs. Portnoy (Chair) and Lagatta served on our Nominating and Corporate Governance Committee during fiscal year 2009. The charter of the Nominating and Corporate Governance Committee and our corporate governance guidelines are set forth on our website, located at http://www.netlist.com. Our Nominating and Corporate Governance Committee reviews and makes recommendations to the Board of Directors about our governance processes, assists in identifying and recruiting candidates for the Board of Directors, reviews the performance of our Board of Directors and its committees, recommends to the Board proposed nominees for Board membership and makes recommendations to our Board of Directors regarding the membership and chairs of the committees of our Board of Directors. Our Nominating and Corporate Governance Committee met 5 times during fiscal year 2009.

Board Leadership Structure

        The Board of Directors believes that our Chief Executive Officer is best situated to serve as Chairman because, as one of our founders, he possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its businesses and is best positioned to develop agendas that ensure that the Board's time and attention are focused on the most critical matters. His combined role, along with his significant ownership in the Company, ensures clear accountability and enhances the Company's ability to communicate its message and strategy clearly and consistently to the relevant stakeholders. The Board of Directors believes that currently combining the role of the Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board of Directors, which are essential to effective governance.

        Independent directors and management have different perspectives and roles in strategy development. The Company's independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise. The independent directors of the Board meet regularly in executive session (with no management directors or management present) as often as they determine, but at least semi-annually. Executive sessions of the independent directors will be called and chaired by the chairman of the Board's Nominating and Corporate Governance Committee. These executive session discussions may include such topics as the independent directors determine. During our fiscal year 2009, the independent directors met 5 times in executive session.

        Our CEO and Chairman positions are combined, and there is no lead independent director. The Board of Directors has always been small in number, with strong participation by all Board members. The Nominating and Corporate Governance Committee and Board of Directors have considered the need for, and desirability of, the separation of our CEO and Chairman positions and the formal appointment of a lead independent director. Both the Nominating and Corporate Governance Committee and the Board of Directors concluded that there would be little benefit at this time by adding the complexity that would come with either separating the CEO and Chairman roles or adding a formal lead independent director, and further concluded that an independent lead director is not necessary at this time to ensure strong independent Board leadership.

Director Qualifications and Review of Director Nominees

        Our Nominating and Corporate Governance Committee identifies qualified individuals to become members of our Board of Directors and recommends to the Board proposed nominees for Board membership. Our Nominating and Corporate Governance Committee does not have a specific set of minimum criteria for membership on the Board of Directors. In making its recommendations, however, it takes into account an individual's skills, expertise, industry and other knowledge and business and other experience that may be useful to the effective oversight of the Company's business. This committee also considers continuing director tenure and takes steps as may be appropriate to ensure that our Board of Directors maintains an openness to new ideas. Pursuant to our Corporate Governance Guidelines, a majority of our Board of Directors must qualify as "independent" under the Nasdaq rules and Section 10A of the Exchange Act and no director may stand for re-election who has not participated in at least 65% of the combined total of the Board and committee meetings, unless excused for a medical purpose, during the entire term for which he or she was elected. Per our Corporate Governance Guidelines, no director may concurrently serve on the board of directors of more than two public companies and our Chief Executive Officer may not serve on the board of directors of two public companies, including our Board of Directors. The Nominating and Governance Committee assess the effectiveness of the Corporate Governance Guidelines, including with respect to director nominations and qualifications, through completion of the annual self-evaluation process.

        Our Nominating and Corporate Governance Committee will consider nominees for directors recommended by stockholders upon submission in writing to our Secretary of the names and qualifications of such nominees at the following address: Netlist, Inc., 51 Discovery, Suite 150, Irvine, California 92618. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate was recommended by a stockholder or not.

Corporate Governance Guidelines; Code of Business Conduct

        Our Board of Directors has adopted a set of corporate governance guidelines established to assist the Board of Directors and its committees in performing their duties and serving the best interests of the company and our stockholders. Our corporate governance guidelines are available on our website, located at http://www.netlist.com. We also have a Code of Business Conduct Business Conduct and Ethics. This code describes certain ethical principles that we have established for the conduct of our business and outlines certain key legal requirements of which all employees must be generally aware and with which all employees must comply. Our Code of Business Conduct and Ethics is available on our website, located at http://www.netlist.com.

Risk Oversight

        The Board of Directors as a whole is responsible for risk management oversight of the Company. The involvement of the full Board of Directors in setting the Company's business strategy and objectives is integral to the Board's assessment of our risk and also a determination of what constitutes an appropriate level of risk and how best to manage any such risk. This involves receiving reports and/or presentations from applicable members of management and the committees of the board. The full Board of Directors conducts on-going risk assessment of the Company's financial risk, legal/compliance risk and operational/strategic risk and addresses individual risk issues with management throughout the year as necessary.

        While the Board of Directors has the ultimate oversight responsibility for the risk management process, the Board's delegates responsibility for certain aspects of risk management to its committees. In particular, the Audit Committee focuses on financial risks and related controls and processes. Per its charter, the Audit Committee discusses with management the Company's financial statements and the reasonableness of significant judgments and the adequacy and effectiveness of the accounting and financial controls. The Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with the Company's business strategy and objectives. Finally, the Nominating and Governance Committee is responsible for overseeing the Company's corporate governance and developing and reviewing our code of business conduct and ethics. Additionally, the full Board regularly receives reports from our Chief Executive Officer and Chief Financial Officer, the two executive officers principally responsible for aiding the Board in identifying, evaluating and implementing risk management controls and methodologies to address identified risks.

Board of Directors' Attendance at Annual Meeting of Stockholders

        We do not have a policy requiring that directors attend our annual meeting of stockholders. None of our directors attended the 2009 annual meeting.

Compensation of Non-Employee Directors

        Our non-employee directors receive annual base compensation of $30,000, which is paid in four quarterly installments, and compensation of $1,000 for each regularly scheduled board meeting, and each board committee meeting not held on the same day as a board meeting, that is attended by the director. The chairperson of our audit committee receives an additional $5,000 per year. All of our directors, including our non-employee directors, are reimbursed for their reasonable out-of-pocket expenses incurred in attending board and board committee meetings. Our non-employee directors are also granted options to purchase 25,000 shares of our common stock upon appointment or initial election to the Board of Directors, and receive a grant of options to purchase 20,000 shares of our common stock on August 1st of each year in which they continue to be a director. These option grants are subject to vesting in equal installments over four years, contingent upon continued service as a director on the vesting date, and have an exercise price equal to the fair market value of the shares of common stock underlying the option on the date of grant as determined in accordance with the terms of the 2006 Plan. The following table sets forth a summary of the compensation we paid to our non-employee directors in our fiscal year 2009.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Nam Ki Hong	$36,000	$6,600	$42,600
Thomas F. Lagatta	$39,000	$6,600	$45,600
Alan H. Portnoy	$40,000	$6,600	$46,600
Preston Romm(2)	$17,575	—	$17,575

(1)
Represents the dollar amount of the grant date fair value of fiscal year 2009 awards, measured in accordance with Accounting Standards Codification Topic 718.

(2)
Mr. Romm ceased serving as a member of our Board of Directors effective May 27, 2009.

Communications with the Board of Directors

        Any stockholder who desires to contact our Board of Directors or any member of our Board of Directors may do so by writing to: Board of Directors, c/o Secretary, Netlist, Inc., 51 Discovery, Suite 150, Irvine, California 92618. Copies of any such written communications received by the Secretary will be provided to our full Board of Directors or the appropriate member depending on the facts and circumstances described in the communication unless they are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s).

 PROPOSAL NO. 2

AMENDMENT TO NETLIST, INC. 2006 EQUITY INCENTIVE PLAN

        In November 2006, our stockholders approved the Netlist, Inc. 2006 Equity Incentive Plan (the "2006 Plan"), under which we may grant stock options, stock appreciation rights, performance units, restricted stock, restricted stock units and shares of our common stock. We may grant awards to employees, consultants, advisors and directors of the Company and our affiliates. The 2006 Plan is intended to encourage ownership of shares of our common stock by employees, consultants, advisors and directors and to provide incentive for them to promote our success. We believe that equity awards are essential to recruiting and retaining highly qualified personnel, motivating and rewarding high levels of performance, aligning the interests of employees, consultants, advisors and directors with our stockholders by giving recipients proprietorship and personal involvement in our development and our financial success and to encourage them to devote their best efforts to our business.

        The 2006 Plan includes an "evergreen" provision providing that the number of shares of our common stock that may be issued under the 2006 Plan increases on the first day of each calendar year by (i) 500,000 shares or (ii) such lesser number of shares as may be determined by the Board of Directors.

        Upon the recommendation of the Compensation Committee, the Board of Directors has approved, subject to stockholder approval, an amendment to the 2006 Plan to increase the evergreen provision to provide that the number of shares of our common stock that may be issued under the 2006 Plan shall be increased on the first day of each calendar year by a number of shares equal to the lesser of 5.0% of the issued and outstanding shares of our common stock as of January 1 of each year or 1,200,000 shares. If approved, the amendment will become effective for the 2010 calendar year.

        The Board of Directors approved the amendment to the 2006 Plan to ensure the availability of sufficient shares of our common stock for future equity grants to the Company's employees, consultants, advisors and directors. Our Board of Directors does not believe that the number of shares currently authorized and available for equity grants under the 2006 Plan pursuant to the current evergreen provision is sufficient for our business purposes. Specifically, the Board does not believe that we have sufficient ability to provide the equity incentives that will enable us to remain competitive in successfully attracting new employees and, importantly, in motivating and retaining our current employees. The Board of Directors believes that approval of the amendment is important to the future success of the Company as it will ensure that the Company will be able to continue to use the 2006 Plan to achieve its performance, recruiting, retention and incentive goals.

        A summary of the material terms of the 2006 Plan, as proposed to be amended, is included as Appendix A to this Proxy Statement. In addition, the full text of the 2006 Plan, as proposed to be amended, is included as Appendix B to this Proxy Statement.

Required Vote and Board of Directors Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy and voting on this proposal. Because brokers are not permitted to vote on this proposal in the absence of voting instructions from beneficial owners, broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the effect of negative votes.

The Board of Directors recommends that you vote "FOR" approval of the amendment to the 2006 Plan.

 PROPOSAL 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected KMJ Corbin & Company LLP as our independent registered public accounting firm with respect to our financial statements for the fiscal year ending January 1, 2011. In taking this action, the Audit Committee considered KMJ Corbin & Company LLP's independence with respect to the services to be performed and other factors that the Audit Committee and the Board of Directors believe are advisable and in the best interest of the stockholders. As a matter of good corporate governance, the Audit Committee has decided to submit its selection to stockholders for ratification. In the event that this selection of independent registered public accounting firm is not ratified by a majority vote of the shares of common stock present or represented at the Annual Meeting, it will be considered as a direction to the Audit Committee to consider the selection of a different firm.

        Representatives of KMJ Corbin & Company LLP are expected to attend the 2010 Annual Meeting and will be available to respond to appropriate questions and to make a statement if they so desire. If KMJ Corbin & Company LLP should decline to act or otherwise become incapable of acting, or if KMJ Corbin & Company LLP's engagement is discontinued for any reason, the Audit Committee will appoint another independent registered public accounting firm to serve as our independent registered public accounting firm for our 2010 fiscal year.

Required Vote

        Approval of this proposal requires the affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy and voting on this proposal. Abstentions will have the effect of negative votes.

The Board of Directors recommends that you vote "FOR" approval of the ratification of KMJ Corbin & Company LLP.

Fees Paid to Independent Registered Public Accounting Firm

        In connection with the audit of our consolidated financial statements for fiscal year 2009, we entered into an agreement with KMJ Corbin & Company LLP which sets forth the terms by which KMJ Corbin & Company LLP will perform audit services for the company. The following table presents the aggregate fees billed for the indicated services performed by KMJ Corbin & Company LLP during fiscal years 2009 and 2008:

	2009	2008
Audit Fees	$146,300	$165,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$146,300	$165,000

        Audit Fees.    Audit fees consist of the aggregate amount of fees billed to us for the fiscal years ended January 2, 2010 and January 3, 2009 by KMJ Corbin & Company LLP, the company's independent registered public accounting firm, for the audit of our annual consolidated financial statements and the review of our quarterly consolidated financial statements. These fees also included the review of our registration statements on Form S-8 and certain other related matters such as the delivery of comfort letters and consents in connection with our registration statements.

        KMJ Corbin & Company LLP did not bill any audit-related fees, tax fees or other fees to us in fiscal years 2009 or 2008.

Pre-approval Policies and Procedures

        Our Audit Committee's charter requires our Audit Committee to pre-approve all audit and permissible non-audit services to be performed for the Company by our independent registered public accounting firm, giving effect to the "de minimus" exception for ratification of certain non-audit services allowed by the applicable rules of the SEC, in order to assure that the provision of such services does not impair the auditor's independence. Our Audit Committee pre-approved all services performed by KMJ Corbin & Company LLP in fiscal year 2009 and concluded that such services were compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. Messrs. Portnoy and Lagatta served on our Audit Committee during fiscal year 2009. Mr. Char joined the Audit Committee and became its Chair upon his appointment to the Board in January 2010. Each member of the Audit Committee is an independent director. Management is responsible for internal controls and the financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee's responsibility is to monitor and oversee these processes.

        In fulfilling its responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss our January 2, 2010 consolidated financial statements and our fiscal year 2009 interim consolidated financial statements, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our most recent annual report on Form 10-K, any material changes in accounting policies used in preparing such consolidated financial statements prior to filing the annual report on Form 10-K or our quarterly reports on Form 10-Q with the SEC, and the items required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), with respect to annual consolidated financial statements, and Statement of Auditing Standards No. 100, as amended (AICPA, Professional Standards, Vol. 1. AU section 722), with respect to quarterly consolidated financial statements.

        In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm's communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm such firm's independence from the Company and its management. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and our management.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended January 2, 2010, for filing with the SEC.

                      THE AUDIT COMMITTEE:

                      Richard Char (Chair)
                      Thomas F. Lagatta
                      Alan H. Portnoy

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the ownership of our common stock as of April 9, 2010 by (a) all persons known by us to own beneficially more than 5% of our common stock, (b) each of our directors and named executive officers, and (c) all of our directors and executive officers as a group. We know of no agreements among our stockholders which relate to voting or investment power over our common stock or any arrangement the operation of which may at a subsequent date result in a change of control of us.

        Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and generally includes voting or investment power over securities. Under this rule, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of April 9, 2010 upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that all options held by such person that are exercisable within 60 days of April 9, 2010 have been exercised. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

	Shares Beneficially Owned
Name of Beneficial Owner(1):	Number	Percent
Directors and Executive Officers:
Chun Ki Hong(2)	6,111,041	23.61%
Gail Itow(3)	135,000	*
Nam Ki Hong(4)	159,790	*
Thomas F. Lagatta(4)	49,790	*
Alan H. Portnoy(4)	59,790	*
Richard J. Char	0	*
All executive officers and directors as a group (6 persons)	6,515,411	24.80%
5% Stockholders:
Renaissance Technologies LLC(5)	1,431,900	5.67%
Capital Ventures International(6)	1,600,000	6.33%

*
Represents beneficial ownership of less than 1%.

(1)
Unless otherwise indicated, the address of each director, executive officer and person beneficially owning more than 5% of the outstanding shares of our common stock is c/o Netlist Inc., 51 Discovery, Suite 150, Irvine, California 92618.

(2)
The number of shares beneficially owned by Mr. Hong includes 100,000 shares of restricted stock that are forfeitable until vested (restrictions on the shares of restricted stock lapse according to a specific schedule through March 7, 2014), 617,291 shares of common stock issuable upon the exercise of options that are or will be vested and immediately exercisable within 60 days of April 9, 2010 and 2,925,000 million shares of common stock held by Mr. Hong as trustee of the Hong-Cha Community Property Trust. Mr. Hong disclaims beneficial ownership of shares held for this trust.

(3)
The number of shares beneficially owned by Ms. Itow consists of 15,000 shares of restricted stock that are forfeitable until vested (restrictions on the shares of restricted stock lapse according to a specific schedule through March 7, 2014) and 120,000 shares of common stock issuable upon the exercise of options that are or will be vested and immediately exercisable within 60 days of April 9, 2010.

(4)
The number of shares beneficially owned by each of the indicated persons consists entirely of shares of common stock issuable upon the exercise of options that are or will be vested and immediately exercisable within 60 days of April 9, 2010.

(5)
Based solely on the information provided in the Schedule 13G filed by Renaissance Technologies LLC ("RTC") with the SEC on February 11, 2010. RTC is an investment adviser registered under the Investment Advisers Act of 1940. RTC has sole voting and dispositive authority with respect to 1,431,900 shares. The business address for RTC is 800 Third Avenue, New York, New York 10022.

(6)
Based solely on the information provided in the Schedule 13G filed by Capital Ventures International ("CVI") with the SEC on March 25, 2010. Heights Capital Management, Inc. ("HCM") is the investment manager to CVI and as such may exercise voting and dispositive power over these shares. Both CVI and HCM disclaims any beneficial ownership of the 1,600,000 shares noted above, except for their pecuniary interest therein. The business address for CVI is One Capital Place, P.O. Box 1787GT, Grand Cayman, Cayman Islands, British West Indies. The business address for MCM is 101 California Street, Suite 3250, San Francisco, California 94111.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires "insiders," including our executive officers, directors and beneficial owners of more than 10% of our common stock, to file reports of ownership and changes in ownership of our common stock with the SEC and to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from reporting persons, we believe that our insiders complied with all applicable Section 16(a) filing requirements during fiscal year 2009.

Information Concerning Our Executive Officers

Name	Age	Position
Chun Ki Hong	49	President, Chief Executive Officer and Chairman of the Board of Directors
Gail Itow	53	Vice President, Chief Financial Officer and Secretary

        Our executive officers are elected by, and serve at the discretion of, our Board of Directors. Set forth below is a brief description of the business experience of all executive officers other than Chun Ki Hong, who is also a director and whose business experience is set forth above in the section of this proxy statement entitled "Nominees for Election at this Annual Meeting."

        Gail Itow has been our vice president and chief financial officer since January 2008 and our secretary since August 2007. From 2006 to January 2008, Ms. Itow has served as our vice president of finance. From 2001 to 2005, Ms. Itow took time away from the workforce for personal reasons. From 2000 to 2001, Ms. Itow served as chief financial officer of eMaiMai, Inc., a commercial technology company based in Hong Kong and mainland China. From 1997 to 2000, Ms. Itow was senior vice president of finance, secretary and treasurer of eMotion, Inc., formerly Cinebase Software, a Vienna, VA-based developer of business-to-business media management software and services. From 1989 to 1997, Ms. Itow was chief financial officer of MicroNet Technology, Inc., an Irvine-based leader in storage technology. Ms. Itow spent seven years in public accounting leaving as an audit manager with Arthur Young (now known as Ernst & Young LLP) in Century City, CA. Ms. Itow earned a Bachelor's degree from the University of California at Los Angeles, and also earned a Master of Business Administration degree from the University of Southern California.

        Except for Chun Ki Hong, who is the brother of Nam Ki Hong, one of our directors, none of the executive officers has any family relationship with any other executive officer or with any of our directors.

EXECUTIVE COMPENSATION

        The following table provides information regarding the compensation we paid to our chief executive officer and our other most highly compensated executive officer of the Company, each a "named executive officer," for the fiscal years ended January 2, 2010 and January 3, 2009. The following table excludes compensation in the form of perquisites and other personal benefits provided to a named executive officer for which the total amount of such compensation was less than $10,000.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Chun Ki Hong	2009	323,900	161,500	13,505	—	48,260	(2)	547,165
President, Chief Executive Officer	2008	296,083	—	179,112	—	35,171		510,366
and Chairman of the Board
Gail Itow	2009	170,000	56,950	13,505	—	—		240,455
Vice President, Chief Financial	2008	170,000	30,000	143,746	—	—		343,746
Officer and Secretary

(1)
Reflects the dollar amount of the grant date fair value of awards granted during the respective fiscal years, measured in accordance with Accounting Standards Codification Topic 718. As a result of changes to the rules relating to these disclosures, the fiscal year 2008 amounts have been revised from the amounts reported in our previous proxy statement to reflect the grant date fair value of the options granted, rather than the expense recognized for financial reporting purposes. The assumptions used in the calculations for these amounts are described in Note 2 "Summary of Significant Accounting Policies—Stock Based Compensation" of our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended January 2, 2010. For a discussion of the material terms of each stock option award, see the table below entitled "Outstanding Equity Awards at Fiscal Year End."

(2)
Reflects $11,363, for automobile rental payments, $18,380 for country club membership, $7,945 in vehicle related expenses, $5,110 for health club membership and $5,462 in health insurance benefits.

Employment Agreements

        We entered into an employment agreement with Chun Ki Hong in September 2006. This agreement provides for an initial base salary of $323,000 plus other customary benefits, including the reimbursement of professional fees and expenses incurred in connection with income and estate tax planning and preparation, income tax audits and the defense of income tax claims, the reimbursement of membership fees and expenses for professional organizations and one country club, the reimbursement of employment-related legal fees, the use of a company automobile, and the reimbursement of health club dues and other similar health-related expenses. Under the agreement, Mr. C.K. Hong may earn annual performance bonuses, at the discretion of our Board of Directors, of up to 75% of his base salary based upon the achievement of performance objectives.

        The initial five-year term of Mr. C.K. Hong's employment agreement will automatically be extended for additional one-year periods unless we or Mr. Hong provide notice of termination six months prior to the renewal date, but at all times Mr. C.K. Hong may terminate his employment upon six months' advance written notice to us. If we terminate Mr. C.K. Hong's employment without cause or if he terminates his employment for good reason, which includes a change of control of our company, Mr. Hong will be entitled to receive continued payments of his base salary for one year, reimbursement of medical insurance premiums during that period unless he becomes employed elsewhere, a pro-rated portion of his annual performance bonus, and, if any severance payment is deemed to be an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code, an amount equal to any excise tax imposed under Section 4999 of the Internal Revenue Code. In addition, pursuant to his employment agreement any then unvested options to purchase 500,000 shares of our common stock at an exercise price of $7.00 per share, granted in August 2006, shall immediately vest in full. If Mr. C.K. Hong's employment is terminated due to death or disability, he or his estate will receive a lump sum payment equal to half his annual base salary and the above option shall partially vest. If Mr. C.K. Hong resigns without good reason or is terminated for cause, we will have no further obligation to him other than to pay his base salary through the date of termination.

        As compensation for Ms. Itow's service as our vice president, chief financial officer and secretary, she will receive an annualized base salary of $170,000. In the event Ms. Itow's employment is terminated due to death or disability, 25% of the then unvested options will immediately vest and no additional options shall vest thereafter. Ms. Itow is eligible for a target bonus of 67% of her base salary if she achieves certain specific objectives to be determined by our Board of Directors.

Outstanding Equity Awards At Fiscal Year End

	Option Awards
Name	Number of Securities Underlying Unexercised Options— (#) Exercisable		Number of Securities Underlying Unexercised Options— (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Chun Ki Hong	406,250	(1)	93,750	(1)	$7.00	8/7/2016
	56,250	(2)	43,750	(2)	$1.67	9/17/2017
	60,000	(3)	60,000	(3)	$2.20	1/2/2018
	6,250	(4)	43,750	(4)	$0.33	6/10/2019
Gail Itow	18,750	(5)	6,250	(5)	$2.55	1/5/2016
	7,500	(6)	2,500	(6)	$7.00	8/14/2016
	12,500	(7)	12,500	(7)	$1.93	9/4/2017
	6,250	(8)	18,750	(8)	$0.29	11/20/2018
	43,750	(9)	56,250	(9)	$2.05	1/4/2018
	6,250	(10)	43,750	(10)	$0.33	6/10/2019

(1)
Represents options granted under our Amended and Restated 2000 Equity Incentive Plan in connection with achieving one-time performance incentives related to our initial public offering. Assuming continued employment with us, these options vest quarterly over four years from the date of grant. In the event Mr. C. K. Hong's employment with us is terminated due to death or disability, 125,000 options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(2)
Represents options granted under our 2006 Plan in September 2007. These options vest with respect to 25% of the indicated shares on the first anniversary of the grant date. Assuming continued employment with us, the remaining options will vest evenly on a monthly basis with respect to the rest of the indicated shares so that it will be entirely vested on the fourth anniversary of the grant date. In the event Mr. C. K. Hong's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(3)
Represents options granted under our 2006 Plan in January 2008. These options vest with respect to 25% of the indicated shares on the first anniversary of the grant date. Assuming continued employment with us, the remaining options will vest evenly on a monthly basis so that all options will be entirely vested on the fourth anniversary of the grant date. In the event Mr. C. K. Hong's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(4)
Represents options granted under our 2006 Plan in June 2009. These options vest over sixteen equal quarterly installments. In the event Mr. Hong's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(5)
Represents options granted under our Amended and Restated 2000 Equity Incentive Plan in January 2006. Assuming continued employment with us, these options vest annually in equal installments over four years from the date of grant. In the event Ms. Itow's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(6)
Represents options granted under our Amended and Restated 2000 Equity Incentive Plan in August 2006. Assuming continued employment with us, these options vest annually in equal installments over four years from the date of grant. In the event Ms. Itow's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(7)
Represents options granted under our 2006 Plan in September 2007. Assuming continued employment with us, these options vest annually in equal installments over four years from the date of grant. In the event Ms. Itow's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(8)
Represents options granted under our 2006 Plan in November 2008. Assuming continued employment with us, these options vest in equal quarterly installments over four years from the date of grant. In the event Ms. Itow's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(9)
Represents options granted under our 2006 Plan in January 2008. Assuming continued employment with us, these options vest in equal quarterly installments over four years from the date of grant. In the event Ms. Itow's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(10)
Represents options granted under our 2006 Plan in June 2009. These options vest over sixteen equal quarterly installments. In the event Ms. Itow's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

 TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures for Approval of Related Party Transactions

        Our Audit Committee has the responsibility to review with management and approve in advance any transactions or courses of dealing with related parties. The Audit Committee intends to approve only those related party transactions that are considered to be in the best interests of Netlist and our shareholders. In considering whether to approve any transaction, the Audit Committee considers such factors as it deems appropriate, which may include: (i) the related party's relationship with the Company and interest in the transaction; (ii) the material facts of the proposed transaction, including the proposed value of such transaction, or, in the case of indebtedness, the principal amount that would be involved; (iii) the benefits of the transaction to the Company; (iv) an assessment of whether the transaction is on terms that are comparable to the terms available with an unrelated party; (v) in the case of an existing transaction, the impracticability or cost of securing alternative arrangements and (vi) such other factors as the Audit Committee deems relevant.

Related Person Transactions

        Our Vice President of Business Operations, Paik Ki Hong, is the brother of Chun Ki Hong, our president, chief executive officer and chairman of the Board of Directors, and of Nam Ki Hong, one of our directors. During fiscal year 2009, Mr. P. K. Hong earned salary in the amount of $135,000 and earned bonus in the amount of $50,625. In addition, Mr. P. K. Hong and was granted options to purchase 20,000 shares of our common stock at an exercise price of $0.33 per share. The grant date fair value recognized for Mr. P. K. Hong's option award in our fiscal year 2009 computed in accordance with Accounting Standards Codification Topic 718 was $5,402. During fiscal year 2008, Mr. P. K. Hong earned salary in the amount of $155,655 and was granted options to purchase 25,000 shares of our common stock at an exercise price of $0.29 per share. The grant date fair value recognized for Mr. P. K. Hong's option award in our fiscal 2008 computed in accordance with Accounting Standards Codification Topic 718 was $4,832. For a discussion of the assumptions used to calculate the value of option awards, see Note 2 "Stock Based Compensation" to the consolidated financial statements in our annual report on Form 10-K for the fiscal year ended January 2, 2010.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

        From time to time, stockholders seek to nominate directors or to present proposals for inclusion in the proxy statement and form of proxy, or otherwise for consideration at our annual meetings. In order for a nomination of director or other proposal to be included in our proxy statement for the 2011 Annual Meeting of Stockholders, a stockholder must timely submit such nomination or proposal, in addition to complying with certain rules and regulations promulgated by the SEC, no later than January 4, 2011.

        If you wish to present a proposal for action at our 2011 Annual Meeting of Stockholders, even though it will not be included in management's proxy materials, our bylaws require that a stockholder must submit such proposal at our principal executive offices, in addition to complying with the requirements set forth in our bylaws, no later than January 4, 2011.

OTHER MATTERS

        Our Board of Directors does not know of any other matters to be presented at the 2009 Annual Meeting of Stockholders but, if other matters do properly come before the meeting, it is intended that the persons named as proxies in the proxy card will vote on them in accordance with their best judgment.

        A copy of our 2009 annual report is being mailed to each stockholder of record together with this proxy statement. The 2009 annual report includes our audited consolidated financial statements for the fiscal year ended January 2, 2010. Our annual report on Form 10-K includes these consolidated financial statements, as well as other supplementary financial information and certain schedules. The annual report on Form 10-K is not part of our proxy soliciting material. Copies of the annual report on Form 10-K, without exhibits, can be obtained without charge by contacting us at 51 Discovery, Suite 150, Irvine, California 92618, (949) 474-4300, or through our website, located at http://www.netlist.com.

By order of the Board of Directors,

Gail Itow Vice President, Chief Financial Officer and Secretary

Irvine, California
April 30, 2010

 APPENDIX A

GENERAL DESCRIPTION OF THE NETLIST, INC.
2006 EQUITY INCENTIVE PLAN

        A summary of the principal provisions of the Netlist, Inc. 2006 Equity Incentive Plan (the "2006 Plan") is set forth below and is qualified in its entirety by reference to the copy of the 2006 Plan. The summary set forth below includes the amendment proposed to be adopted by the Company's stockholders at the 2010 Annual Meeting. A copy of the 2006 Plan is available from the Company's Corporate Secretary upon written request to: Corporate Secretary, Netlist, Inc., 51 Discovery, Suite 150, Irvine, California 92618. A copy of the proposed 2010 Plan is also filed electronically with the Securities and Exchange Commission (the "SEC") with this proxy statement.

Shares Subject to the 2006 Plan

        As proposed to be amended, the number of shares authorized for issuance under the 2006 Plan would increase annually by a number of shares equal to the lesser of (i) 5.0% of the issued and outstanding shares of common stock as of January 1 of each year or (ii) 1,200,000 shares of commons stock;

Administration of the 2006 Plan

        The 2006 Plan is administered by the Compensation Committee of our Board of Directors (the "Administrator"). The Administrator's authority to administer the 2006 Plan includes the power to determine eligibility to receive awards, the types and number of shares of stock subject to the awards, the price and timing of awards, and the imposition of performance or forfeiture restrictions. The Board of Directors may itself exercise any of the powers and responsibilities assigned to the Compensation Committee under the 2006 Plan and when so acting shall have the benefit of all of the provisions of the 2006 Plan pertaining to the Compensation Committee's exercise of its authorities hereunder. In addition, the Compensation Committee may delegate to an executive officer or officers the authority to grant awards under the 2006 Plan to employees who are not officers, and to consultants and advisors, in accordance with such guidelines as the Compensation Committee shall set forth at any time or from time to time.

Eligibility

        Any of our employees, our non-employee directors, and any consultants and advisors to us, as determined by the Administrator, may participate in the 2006 Plan. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), shall be eligible for the grant of an incentive stock option. Further, in no event shall the number of shares of common stock underlying options or other awards granted to any one person in any one calendar year exceed 25% of the aggregate number of shares of common stock subject to the 2006 Plan.

Repricings

        The Administrator has authority under the 2006 Plan to reprice or otherwise amend the terms of any awards granted under the 2006 Plan, prospectively or retroactively, consistent with the terms of the 2006 Plan.

Type of Awards

  Stock Options

        Stock options granted under the 2006 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonqualified stock options that do not meet the requirements of Section 422. The exercise period of stock options is determined by the Administrator but, in no event, may incentive stock options be exercisable more than ten years from the date they are granted. The option exercise price of all stock options granted under the 2006 Plan will be determined by the Administrator, except that any incentive stock option or any option intended to qualify as performance-based compensation under Section 162(m) of the Code will not be granted at a price that is less than 100% of the fair market value of the common stock on the date of grant. Unless otherwise determined by the Administrator, the fair market value of the common stock on the date of grant will be the closing price for the common stock as quoted on The Nasdaq Global Market (or on any other national securities exchange on which the stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported. Stock options may be exercised as determined by the Administrator, but in no event after the tenth anniversary of the date of grant. Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent. The Administrator may also allow payment by tendering previously acquired shares of our common stock with a fair market value at the time of exercise equal to the exercise price or by a broker-assisted cashless exercise program, and may authorize loans for the purpose of exercise as permitted under applicable law.

  Stock Appreciation Rights

        Stock appreciation rights ("SARs") entitle a participant to receive a payment equal in value to the difference between the fair market value of a share of common stock on the date of exercise of the SAR over the grant price of the SAR. The Administrator may pay that amount in cash, in shares of our common stock, or in a combination of both. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any SAR will be determined by the Administrator at the time of the grant of award and will be reflected in the award agreement.

  Restricted Stock and Stock Units

        A restricted stock award or restricted stock unit award is the grant of shares of our common stock either currently (in the case of restricted stock) or at a future date (in the case of restricted stock units), at a price determined by the Administrator (including zero), that is nontransferable and is subject to risk of forfeiture until specific conditions or goals are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may, if permitted by the Administrator, have full voting and dividend rights with respect to those shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Administrator.

  Performance Units

        A performance unit award is a contingent right to receive the value of a pre-determined number of shares of our common stock if certain performance goals are met. The value of performance units will depend on the degree to which the specified performance goals are achieved. The Administrator may, in its discretion, pay earned performance units in cash, or stock, or a combination of both.

  Stock Grants

        A stock grant is an award of shares of common stock without restrictions. Stock grants may only be made in limited circumstances, such as in lieu of other earned compensation.

  Performance-Based Awards

        Grants of performance-based awards enable us to treat other awards granted under the 2006 Plan as "performance-based compensation" under Section 162(m) of the Code and preserve the deductibility of these awards for federal income tax purposes. Because Section 162(m) of the Code only applies to those employees who are "covered employees" as defined in Section 162(m) of the Code, only covered employees and those likely to become covered employees are eligible to receive performance-based awards. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Administrator for the period are satisfied. These pre-established performance goals include: cash; earnings per share; stock price; return on equity; return on capital; market capitalization; revenue; sales; backlog; income; operating income; gross and operating margin; cash from operations, and market share improvement. The performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group. With regard to a particular performance period, the Administrator will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Administrator may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for that period.

Transferability

        Shares of common stock acquired in connection with stock grants and restricted stock that are no longer subject to transfer restrictions, including the right of the Company to reacquire such awards at less than the fair market value, are freely transferable. Except for the foregoing, awards granted under the 2006 Plan are not transferable, and no award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. However, the Administrator may approve transfers of a nonstatutory option or restricted stock to a family member, a trust set up for their or the participant's benefit, and any other entity in which the foregoing persons or the participant owns more than 50% of the voting interest.

Effective of Termination of Employment, Etc.

        Unless otherwise provided by the Administrator, if a participant's employment or other association with the Company and its affiliates ends for any reason, including because of the participant's employer ceasing to be an affiliate, (a) any outstanding stock option and SAR of the participant shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding award of the participant shall be forfeited or otherwise subject to return to, or repurchase by, the Company on the terms specified in the applicable award Agreement. Military or sick leave or other bona fide leave will not be deemed a termination of employment or other association, provided that it does not exceed the longer of 90 days or the period during which the absent participant's reemployment rights, if any, are guaranteed by statute or by contract.

Merger, Sale, Dissolution or Liquidation

        Generally, upon a merger of our company with or into another entity, the sale of substantially all of our assets, or the acquisition by any entity of more than 50% of our outstanding common stock, the Administrator may, but is not required to, accelerate the vesting, or lapsing of restrictions, of any outstanding awards in full if those awards are not assumed or replaced by comparable awards of the successor or acquiring entity. All awards not assumed or replaced by comparable awards will then terminate in connection with such sale. The Administrator may also, at or prior to such a sale, accelerate the vesting, or lapsing of restrictions, of any outstanding awards assumed by the acquiring entity or replaced by comparable awards if the employment of those plan participants is terminated following the sale. Upon the dissolution or liquidation of the Company, other than as part of an acquisition or similar transaction, each outstanding stock option and SAR shall terminate, but the holder shall have the right, immediately prior to the dissolution or liquidation, to exercise the stock option and SAR to the extent exercisable on the date of the dissolution or liquidation.

Amendment or Termination of the 2006 Plan

        Our Board of Directors may amend or terminate the 2006 Plan at any time. However, no amendment may adversely affect participants' rights with respect to any of their outstanding awards without such participants' consent, and stockholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule. In addition, we may not make any grants under the 2006 Plan after the tenth anniversary of the date on which the plan becomes effective. The termination of the 2006 Plan will not adversely affect participants' rights with respect to any awards that are outstanding as of the time of the termination.

United States Federal Income Tax Information

        Following is a summary of the principal federal tax consequences to U.S. citizens and residents of awards under the 2006 Plan. It is based on the provisions of the Code and applicable Internal Revenue Service ("IRS") regulations and rulings. The Code is subject to amendment, and continuing interpretation by the IRS. This summary describes only the principal tax consequences in the circumstances described and does not take into account special rules that might apply in limited cases.

        Participants should consult their own personal tax advisor and seek advice based on their particular circumstances as to the specific consequences under federal tax law, and under other tax laws, such as foreign, state or local tax laws, which are not addressed here.

  Nonstatutory Stock Options

        Grant.    Participants will not have to report any taxable income when they are awarded a nonstatutory stock option.

        Exercise with Cash.    Participants will have to report taxable income if they exercise a nonstatutory stock option with cash. The amount a participant must report is the difference between the value of the shares the participant receives on the date the participant exercises the option and the amount the participant pays for the shares. This income will be taxed to a participant just as any other income received as compensation for services. This amount of income, together with the amount the participant pay for the shares, will then be the basis in the shares for purposes of determining taxable gain or loss on any later sale of the shares.

        Exercise with Stock.    If a participant exercises a nonstatutory stock option by delivering shares that the participant already owns, such exercise will be treated, in part, as a nontaxable exchange of shares. This means:

  •
  Participant will not have to report compensation income on the number of shares received that have a value equaling the value of the shares participant delivers. Participant's basis in those shares, for determining any taxable gain or loss when such shares are sold, will be equal to the existing basis in the shares delivered. Also, the shares received in exchange will have a holding period (for determining whether the participant qualifies for favorable capital gains tax rates) which includes the length of time the participant held the shares delivered.

  •
  Participant will have to report compensation income on any additional shares received in an amount equal to the difference between the value of those additional shares and the amount of cash, if any, paid for the shares. This amount of income, together with the amount paid for the shares, will then be the basis in the shares for purposes of determining taxable gain or loss on any later sale of the shares. Participant's holding period for these shares will begin on the date of payment.

If the shares a participant uses to exercise nonstatutory stock options were acquired by exercising an incentive stock option or under an employee stock purchase plan, the participant's use of those shares may constitute a "disqualifying disposition" of those shares, as explained below under "Incentive Stock Options."

        Sale of Shares.    Participant may also have to report taxable gain or loss when the participant sells a share received on exercising a nonstatutory option. The amount of gain or loss that must be reported will be measured by the difference between the amount received from selling that share and the participant's basis in the share. Any such gain or loss will be a capital gain or loss. Capital gains qualify to be taxed at lower rates than the rates which apply to compensation income if the participant has held the share more than one year.

  Incentive Stock Options

        Incentive stock options are options granted under the 2006 Plan that qualify for treatment as an incentive stock option under Section 422 of the Code.

        Grant.    Participants will not have to report any taxable income when they receive an incentive stock option.

        Exercise with Cash.    In most cases participants will not have to report any taxable income when they exercise an incentive stock option with cash. However, the federal income tax system includes a separate tax, the alternative minimum tax, intended to ensure that taxpayers cannot completely eliminate all income taxes through the use of various special provisions of the Code. The special treatment of incentive stock options generally does not apply for purposes of calculating whether a participant owes any alternative minimum tax, however, so for that purpose, the participant will have to report the difference between the value of the shares on the date the participant exercises the option and the amount paid for the shares as though it were taxable compensation income. As a result, and depending on the participant's particular circumstances, the participant may have to pay an alternative minimum tax when the participant exercises an incentive stock option even though the participant has no taxable income for regular income tax purposes.

        Exercise with Stock.    Subject to the discussion above regarding the alternative minimum tax, in most cases a participant also will not have to report any taxable income on exercising an incentive stock option with shares the participants already own, but there will be other consequences unique to exercising the participant's option with shares, as follows:

  •
  For purposes of determining the amount of gain or loss on any later sale of those shares, the number of shares received on exercise that has a value equaling the value of the shares delivered will have a basis equal to the basis of the shares delivered and a holding period which includes the length of time the participant held the shares delivered. The additional shares received will have basis equal to any cash paid to exercise the option. The holding period for these shares will begin on the date of payment.

  •
  However, for purposes of determining whether any later sale of any of the shares received is a "disqualifying disposition" (described in "Sale of Shares" immediately below), all of the shares received will be treated as newly acquired.

  •
  In addition, if a participant later sell less than all of the shares received when the participant exercises an incentive stock option with shares, the participant will be considered to have first sold the shares with the lowest basis.

  •
  If a participant acquired the shares used to exercise an option by exercising another incentive stock option or through an employee stock purchase plan, and the holding periods required for favorable tax treatment are not met with respect to the shares used, those shares will be treated as sold in a disqualifying disposition for purposes of reporting compensation income (that is, the participant will not have any capital gain or loss on exchanging those shares, but may be required to report compensation income as if the participant sold the shares).

        Sale of Shares.    A participant may have to report taxable gain or loss when the participant sells a share received on exercising an incentive stock option. The amount of gain or loss the participant must report will be measured by the difference between the amount received from selling that share and the basis in the share. Any such gain or loss will usually be capital gain or loss. Capital gains qualify to be taxed at lower rates than the rates that apply to compensation income if the participant has held the share more than one year. However, if the participant has a gain when the participant sells a share received on exercising an incentive stock option, some or all of that gain will be taxed as compensation income if the participant sells that share within two years from the date the option was received, or within one year after the option was exercised.

        A sale of shares within the above time periods is known as a disqualifying disposition. In the case of a disqualifying disposition, a participant will have to report as additional compensation income the portion of the gain the participant otherwise would report on selling the share equal to the difference between the value of the share at the date the participant exercised the option and the amount paid for the share on exercise. The amount of compensation income will not be limited to gain on the sale, but instead will include all of the difference between value and amount paid, if the sale is the type of transaction where a loss, had the participant sustained one, would not be recognized for federal income tax purposes, for example, a sale to certain relatives. Any such compensation income is not subject to income and employment tax withholding, but will be reported by the Company to the IRS.

  Restricted Stock Awards

        Grant and Lapse of Restrictions.    When a participant receives an award of stock that is subject to a substantial risk of forfeiture, the participant will not have to report any taxable income, except as follows:

  •
  If the participant makes an 83(b) election, at the date the participant receives the restricted stock award the participant will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any. Value is determined without regard to the risk of forfeiture that applies to the award.

  •
  If the participant does not make an "83(b) election" (described below), at the date or dates the substantial risk of forfeiture that applies to the award expires, the participant will have to report compensation income equal to the difference between the then value of the shares and the price paid for the shares, if any.

        83(b) Elections.    An 83(b) election is a special tax election a participant can make to have any risk of forfeiture that otherwise applies to a restricted stock award disregarded for tax purposes. An 83(b) election has three effects. First, the participant will have to report compensation income, if any, at the time of the participant receives the shares rather than later as the risk of forfeiture expires. Second, the amount of the participant's compensation income will be based on the value of the shares when the participant receives the shares (disregarding the risk of forfeiture) rather than based on the value of the shares at the later date or dates when the shares "vest" (i.e., the risk of forfeiture expires). Third, the date the participant is first treated as holding the shares for purposes of later determining whether the participant qualify for the tax rates that apply to long-term capital gains or losses will be the date the participant receives the award rather than the date or dates the shares vest. An 83(b) election must be made within 30 days of receiving a restricted stock award, and generally cannot be revoked once made.

        Sale of Shares.    A participant may have to report taxable gain or loss when the participant sells the shares received as a restricted stock award. The amount of gain or loss that must be reported will be measured by the difference between the amount received on selling those shares and the participant's basis in the shares. The participant's basis in the shares is the amount paid for the shares, if any, plus the amount of compensation income previously reported in connection with the restricted stock award. Any such gain or loss will be a capital gain or loss. Any such gain will qualify for lower tax rates than the rates which apply to compensation income if the participant held the awarded shares more than one year after the date the participant received the shares, if the participant makes an 83(b) election, or the date or dates the award vests, otherwise.

        Forfeiture of Shares.    If a participant should forfeit a restricted stock award, the participant will have to report taxable gain or loss based on the difference between the amount paid for the award and the amount received on forfeiture, if anything. That gain or loss will be an ordinary gain or loss if the participant did not make a Section 83(b) election, and capital gain or loss if the participant did make a Section 83(b) election. If the participant made a Section 83(b) election and the shares are subsequently forfeited, only the amount paid for the shares, and not any amount of compensation income recognized because of the Section 83(b) election, will be taken into account for purposes of determining capital gain or loss.

  Stock Appreciation Rights; Restricted Stock Units; Performance Units

        A participant will generally recognize taxable income on receipt of cash or shares of our common stock pursuant to an award of SARs, restricted stock units or performance units. The amount the participant must report is the difference between the amount of cash or value of the shares received and the amount, if any, paid for any such shares. This income will be taxed to just as any other income received as compensation for services.

  Stock Grants

        When a participant receives an award of shares which is not subject to any substantial risk of forfeiture, the participant will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any. This amount of income, together with the price paid for the shares, will then be the basis in the shares for purposes of determining whether there is any taxable gain or loss on a later sale of the shares.

  Section 16 Officers and Directors

        For tax purposes, shares acquired upon exercise of an option or as a restricted stock award or stock grant may be considered subject to a substantial risk of forfeiture if the sale of such shares at a profit could subject the seller to Section 16(b) liability. The existence of a substantial risk of forfeiture may change some of the tax consequences described above. In these circumstances, a participant should consult the participant's tax adviser regarding the tax consequences of an exercise of an option or receipt of an award of restricted stock or stock grant.

  Company Deductions; Tax Withholding

        Except as has been previously described, whenever a participant has to report compensation income in connection with an award described in this information statement, we generally will be entitled to deduct the same amount in computing its taxable income and the Company must withhold income and employment taxes based on that compensation income if paid to the participant as an employee. The participant is responsible for ensuring that adequate funds are available to the Company for such withholding.

  Internal Revenue Code Section 409A

        At the present time, we intend to grant equity awards to participants which are either outside the scope of Section 409A of the Code or are exempted from the application of Section 409A of the Code. If the equity award is subject to Section 409A of the Code and the requirements of Section 409A of the Code are not met, participants may suffer adverse tax consequences with respect to the equity award. Such consequences may include taxation at the time of the vesting of the award, a 20% excise tax and interest on any deferred income.

  Tax Treatment of the Company

        Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the company generally will be entitled to a deduction in connection with the exercise of a nonqualified stock option or a SAR by a participant, the receipt by the participant of vested stock from a restricted stock award or the receipt of stock upon settlement of a stock unit award, performance share award or performance unit award, or the receipt of cash from a performance share award, performance unit award or cash bonus, to the extent that the participant recognizes ordinary income. The company will be entitled to a deduction in connection with the disposition of shares acquired upon exercise of incentive stock options ("ISO Shares") only to the extent that the participant recognizes ordinary income on a disqualifying disposition of the ISO Shares, provided that the company properly reports such income to the IRS.

  ERISA

        The 2006 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

Outstanding Awards Under the 2006 Plan

        As of January 2, 2010, 114,000 shares had been issued pursuant to exercises of stock options under the 2006 Plan by award recipients, 110 persons held outstanding stock options under the 2006 Plan to purchase an aggregate of 1,885,500 shares of common stock, with a weighted average exercise price of $1.38 per share, and there were 500,500 shares of common stock available for future awards under the 2006 Plan. An aggregate of 2,500,000 shares of common stock have been reserved for issuance under the 2006 Plan. There were no other awards outstanding under the 2006 Plan as of January 2, 2010.

 APPENDIX B

NETLIST, INC., 2006 EQUITY INCENTIVE PLAN

As Proposed to be Amended by the Stockholders on June 2, 2010

1.     Purpose

        This Plan is intended to encourage ownership of Stock by employees, consultants, advisors and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company's business through the grant of Awards of, or pertaining to, shares of the Company's Stock. This Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options. This Plan shall not become effective until the Effective Date.

2.     Definitions

        As used in this Plan, the following terms shall have the following meanings:

        2.1     Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.

        2.2     Acquisition means (i) a merger or consolidation of the Company with or into another person, (ii) the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more other persons in a single transaction or series of related transactions, or (iii) the acquisition of beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended and in effect from time to time) by any person of more than 50% of the Company's outstanding common stock pursuant to a tender or exchange offer made directly to the Company's stockholders, other than an underwriter temporarily holding common stock pursuant to an offering of such common stock. Notwithstanding the foregoing, a transaction shall not constitute an "Acquisition" if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately prior to such transaction.

        2.3     Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

        2.4     Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units or Stock Grants.

        2.5     Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

        2.6     Board means the Company's Board of Directors.

        2.7     Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

        2.8     Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence "Committee" shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

        2.9     Company means Netlist, Inc., a corporation organized under the laws of the State of Delaware.

        2.10   Covered Employee means an employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

        2.11   Effective Date means the date on which the Company's registration statement on Form S-1, initially filed with the Securities and Exchange Commission on August 18, 2006 in connection with the initial public offering of its common stock in a firm commitment underwriting, as amended, is declared effective by the Securities and Exchange Commission.

        2.12   Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

        2.13   Incentive Option means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

        2.14   Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as quoted on the NGM (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported. For purposes of Awards effective as of the effective date of the Company's initial public offering, Market Value of Stock shall be the price at which the Company's Stock is offered to the public in its initial public offering.

        2.15   NGM means the NASDAQ Global Market.

        2.16   Nonstatutory Option means any Option that is not an Incentive Option.

        2.17   Option means an option to purchase shares of Stock.

        2.18   Optionee means a Participant to whom an Option shall have been granted under the Plan.

        2.19   Participant means any holder of an outstanding Award under the Plan.

        2.20   Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses or (xxv) customer service.

        2.21   Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual. either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant. To the extent consistent with Section 162(m) of the Code, the Committee may appropriately adjust any evaluation of performance against a Performance Goal to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Principles Board Opinion No. 30, (B) as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company's results of operations or financial condition for a completed quarterly or annual fiscal period.

        2.22   Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant's right to, and the payment of, a Performance Unit.

        2.23   Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.

        2.24   Plan means this 2006 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

        2.25   Qualified Performance-Based Awards means Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

        2.26   Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

        2.27   Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

        2.28   Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

        2.29   Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

        2.30   Stock means common stock, par value $0.001 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

        2.31   Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

        2.32   Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

        2.33   Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.     Term of the Plan

        Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company's stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.     Stock Subject to the Plan

        At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including, without limitation, pursuant to Incentive Options), nor the number of shares of Common Stock issued pursuant to Incentive Options, exceed the sum of (a) 500,000 shares of Stock plus (b) an annual increase to be added on the first day of each calendar year beginning on or after January 1, 2007 equal to the lesser of (i) 500,000 shares of Stock, and (ii) such lesser number as the Board may approve for the fiscal year, provided, however, that beginning on January 1, 2010, the annual increase to the number of shares of Stock that may be issued pursuant to the Plan shall be equal to the lesser of (x) 5.0% of the number of shares of Stock that are issued and outstanding as of the first day of the calendar year, and (y) 1,200,000 shares of Stock; subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation, (a) if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value, the shares not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan and (b) if any Option is exercised by delivering previously-owned shares in payment of the exercise price therefor, only the net number of shares, that is, the number of shares issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.     Administration

        The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants and advisors, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant, advisor or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, advisors and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan, including, but not limited to, the cancellation, amendment, repricing, reclassification or exchange of outstanding Options and other Awards, subject to the provisions of Section 14. The Committee's determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.     Authorization of Grants

        6.1    Eligibility.    The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of, or consultant or advisor to, one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 25% of the aggregate number of shares of Stock subject to the Plan.

        6.2    General Terms of Awards.    Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including, if applicable, delivering a fully-executed copy of any agreement evidencing an Award to the Company).

        6.3    Effect of Termination of Employment, Etc.    Unless the Committee shall provide otherwise with respect to any Award, if the Participant's employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant's employer ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to, or repurchase by, the Company on the terms specified in the applicable Award Agreement. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of 90 days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract.

        6.4    Transferability of Awards.    Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. The foregoing sentence shall not limit the transferability of Stock Grants or of Restricted Stock that is no longer subject to a Risk of Forfeiture. All of a Participant's rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, "family member" means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which the foregoing persons have more than 50% of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

7.     Specific Terms of Awards

        7.1   Options.

        (a)    Date of Grant.    The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

        (b)    Exercise Price.    The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

        (c)    Option Period.    No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

        (d)    Exercisability.    An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

        (e)    Method of Exercise.    An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, subject in each instance to the Committee's approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery to the Company of

  (i)
  shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

  (ii)
  unless prohibited by applicable law, the Optionee's executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized, or combination of authorized, means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver, or cause to be delivered, to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

        (f)    Limit on Incentive Option Characterization.    An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

        (g)    Notification of Disposition.    Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code (currently the later of two years from the Grant Date and one year from the date of exercise of the Incentive Option) and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

        7.2   Stock Appreciation Rights.

        (a)    Tandem or Stand-Alone.    Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

        (b)    Exercise Price.    Stock Appreciation Rights shall have such exercise price as the Committee may determine, except that in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the Stock Appreciation Rights shall equal the exercise price of the related Option.

        (c)    Other Terms.    Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change in Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change in Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change in Control in any transaction reported in the stock market in which the Stock is normally traded.

        7.3   Restricted Stock.

        (a)    Purchase Price.    Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

        (b)    Issuance of Certificates.    Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

  The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Netlist, Inc. 2006 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Netlist, Inc. Copies of such Plan and Agreement are on file in the offices of Netlist, Inc.

        (c)    Escrow of Shares.    The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

        (d)    Restrictions and Restriction Period.    During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

        (e)    Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.    Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

        (f)    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not previously delivered.

        7.4   Restricted Stock Units.

        (a)    Character.    Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and be subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

        (b)    Form and Timing of Payment.    Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

        7.5   Performance Units.

        (a)    Character.    Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified Performance Goals shall have been achieved.

        (b)    Earning of Performance Units.    The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

        (c)    Form and Timing of Payment.    Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant, require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such payment deferrals.

        7.6    Stock Grants.    Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

        7.7   Qualified Performance-Based Awards.

        (a)    Purpose.    The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code and the regulations thereunder applicable to "performance-based compensation."

        (b)    Authority.    All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as "outside directors" within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

        (c)    Applicability.    This Section 7.7 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.7.

        (d)    Discretion of Committee with Respect to Qualified Performance-Based Awards.    Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1, except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant. With regard to other Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock, Restricted Stock Units, or Performance Units, the Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

        (e)    Payment of Qualified Performance-Based Awards.    A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

        (f)    Maximum Award Payable.    The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is 25% of the number of shares of Stock set forth in Section 4 above, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.

        (g)    Limitation on Adjustments for Certain Events.    No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than "performance-based compensation" within the meaning of Section 162(m) of the Code.

        7.8    Awards to Participants Outside the United States.    The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate to conform that Award to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.     Adjustment Provisions

        8.1    Adjustment for Corporate Actions.    All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the Effective Date. Subject to Section 8.2, if subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, through a merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

        8.2   Treatment in Certain Acquisitions.

        (a)   Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition, the Committee may, either in advance of the Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of any then outstanding Awards in full if, and only if, such Awards are not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or parent thereof, and after a reasonable period following such Acceleration, as determined by the Committee, such Accelerated Awards and all other then outstanding Awards not assumed or replaced by comparable Awards shall terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following the Acquisition. Each outstanding Award that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.

        (b)   For the purposes of this Section 8.2, an Award shall be considered assumed or replaced by a comparable Award if, following the Acquisition, the Award confers the right to purchase, for each share of Stock subject to the Award immediately prior to the Acquisition, the consideration (whether stock, cash or other securities or property) received in the Acquisition by holders of Stock on the effective date of the Acquisition (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in the Acquisition was not solely common stock of the successor corporation or its parent or subsidiary, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award for each share of Stock subject to the Award to be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of Stock in the Acquisition, or any combination of cash and common stock, (including the payment of cash equal to the net of Market Value over the exercise price of the shares of Stock subject to the Award) so approved by the Committee with the consent of the successor corporation; and provided further that such Award may continue to be subject to the same vesting requirements or Risks of Forfeiture after the Acquisition.

        8.3    Dissolution or Liquidation.    Upon the dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option and Stock Appreciation Right shall terminate, but the Optionee or Stock Appreciation Right holder shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or Stock Appreciation Right to the extent exercisable on the date of the dissolution or liquidation.

        8.4    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        8.5    Related Matters.    Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Stock.

9.     Settlement of Awards

        9.1    In General.    Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

        9.2    Violation of Law.    Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by, or a regulation of, the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

        (a)   the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

        (b)   the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended, or any applicable State securities laws.

        The Company shall make all reasonable efforts to bring about the occurrence of said events.

        9.3    Corporate Restrictions on Rights in Stock.    Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the certificate of incorporation and by-laws (or similar charter documents) of the Company.

        9.4    Investment Representations.    The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

        9.5    Registration.    If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended, or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 9.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company's directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and officers.

        9.6    Placement of Legends; Stop Orders; etc.    Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 9.4 in addition to any other applicable restriction under the Plan, the terms of the Award and if applicable under the Stockholders' Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        9.7    Tax Withholding.    Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have Shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10.   Reservation of Stock

        The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.   Limitation of Rights in Stock; No Special Service Rights

        A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles, by-laws or similar charter documents to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment or other association with the Company and its Affiliates.

12.   Unfunded Status of Plan

        The Plan is intended to constitute an "unfunded" plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.   Nonexclusivity of the Plan

        Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.   Termination and Amendment of the Plan

        The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

        The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan. Also within the limitations of the Plan, the Committee may modify, extend or assume outstanding Awards or may accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares and on the same or different terms and conditions (including but not limited to the exercise price of any Option). Furthermore, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Award previously granted or (b) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

        No amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant's consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Acquisition that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

15.   Notices and Other Communications

        Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

16.   Governing Law

        The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

NETLIST, INC.
COMMON STOCK	PROXY	BOARD OF DIRECTORS

This Proxy is solicited on behalf of the Board of Directors of NETLIST, INC.

        The undersigned hereby appoints Chun Ki Hong and Gail Itow or either of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution to vote all shares of the Common Stock, $0.001 par value per share, of NETLIST, INC., which the undersigned is entitled to vote at the annual meeting of the stockholders of NETLIST, INC., to be held on Wednesday, June 2, 2010 at 10:00 a.m., Pacific Time, at our principal executive offices at 51 Discovery, Suite 150, Irvine, California 92618, and any and all adjournments or postponements thereof, on the proposals set forth on the reverse side of this Proxy and any other matters properly brought before the meeting.

        Unless a contrary direction is indicated, this Proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposals 2 and 3. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

        All Proxies to vote at said meeting or any adjournment or postponements heretofore given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting and Proxy Statement dated April 30, 2010 is hereby acknowledged.

To include any comments, please mark this box.    ☐

NETLIST, INC. 51 Discovery, Suite 150 Irvine, CA 92618

DETACH PROXY CARD HERE
☐

NOTE: PLEASE MARK, DATE, SIGN AND MAIL
THIS PROXY IN THE POST PAID ENVELOPE.

Votes Must Be Indicated (X) In Black Or Blue Ink: ☒

The Board of Directors recommends a vote FOR all Nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1.
Election of Directors

FOR ☐ all nominees listed below	WITHHOLD AUTHORITY ☐ to vote for all nominees listed below	*EXCEPTIONS ☐
Nominees:	Chun Ki Hong, Richard J. Char, Nam Ki Hong, Thomas F. Lagatta and Alan H. Portnoy

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions

2.	Approval of Amendment to Netlist, Inc.'s 2006 Equity Incentive Plan.			3.	Ratification of Appointment of Independent Registered Public Accounting Firm.
	For ☐	Against ☐	Abstain ☐		For ☐	Against ☐	Abstain ☐
4.	Such other business as may properly come before the meeting or any adjournment or postponement thereof.			To change your address, please mark this box and indicate any changes. ☐

SCAN LINE
Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title.
Date:

	Share Owner sign here	Co-Owner sign here

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS and NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 2, 2010
PROPOSAL NO. 1
ELECTION OF DIRECTORS
Director Nominees
Director Compensation
PROPOSAL NO. 2 AMENDMENT TO NETLIST, INC. 2006 EQUITY INCENTIVE PLAN
PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
Outstanding Equity Awards At Fiscal Year End
TRANSACTIONS WITH RELATED PERSONS
STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING
OTHER MATTERS
APPENDIX A
GENERAL DESCRIPTION OF THE NETLIST, INC. 2006 EQUITY INCENTIVE PLAN
APPENDIX B
NETLIST, INC., 2006 EQUITY INCENTIVE PLAN
As Proposed to be Amended by the Stockholders on June 2, 2010